SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   February 15, 1995



                           BANYAN HOTEL INVESTMENT FUND
             (Exact name of Registrant as specified in its charter)



    Delaware                     1-9043                           36-3361229
(State of or other            (Commission File                   (IRS Employer
 jurisdiction of              Number)                           Identification
 incorporation)                                                     Number)



One Penn Plaza, Suite 1531, New York, NY                             10119
(Former Address: 150 S. Wacker Drive, Suite 150 Chicago IL)         (60606)
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code              (212) 983-4782

                                                                   (1)

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

      On February 15, 1995, Norman M. Gold, Gerald L. Nudo and Marvin A. Sotoloff (the "Directors") submitted their respective resignations as Independent Directors of Banyan Hotel Investment Fund (the "Registrant") which was effective immediately. The Directors' resignations were submitted as a result of a change in control of the Registrant pursuant to the closing of the sale of shares of stock in the Registrant on February 15, 1995 to Mr. Harvey Polly pursuant to a Purchase Agreement dated August 3, 1994 as amended, as previously reported.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits:  Letters of Resignation

                        Norman M. Gold
                        Gerald L. Nudo
                        Marvin A. Sotoloff

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 22, 1995                   BANYAN HOTEL INVESTMENT FUND
                                                  (Registrant)


                                   By:    /s/  Harvey Polly
                                          Harvey Polly
                                   Its:   Chief Executive Officer

                                                                   (3)
                                 NORMAN M. GOLD
                             150 South Wacker Drive
                                   Suite 2900
                                Chicago, IL 60606

                                   RESIGNATION

 TO:       Banyan Hotel Investment Fund
           BMC Santa Barbara Corp.
           BHF Merger Corp.


   I hereby resign as a Director of each of Banyan Hotel Investment Fund, a Delaware corporation; BMC Santa Barbara Corp., an Illinois corporation; and BHF Merger Corp., an Illinois corporation, effective February 15, 1995.


                                   Sincerely,



                                   /s/ Norman M. Gold
                                   Norman M. Gold


Dated:  February 15, 1995

                                                                   (4)
                                 GERALD L. NUDO
                             150 South Wacker Drive
                                   Suite 2900
                                Chicago, IL 60606

                                   RESIGNATION


 TO:       Banyan Hotel Investment Fund
           BMC Santa Barbara Corp.
           BHF Merger Corp.


   I hereby resign as a Director of each of Banyan Hotel Investment Fund, a Delaware corporation; BMC Santa Barbara Corp., an Illinois corporation; and BHF Merger Corp., an Illinois corporation, effective February 15, 1995.


                                   Sincerely,


                                   /s/ Gerald L. Nudo
                                   Gerald L. Nudo


Dated:  February 15, 1995

                                                                   (5)

                               MARVIN A. SOTOLOFF
                             150 South Wacker Drive
                                   Suite 2900
                                Chicago, IL 60606

                                   RESIGNATION

 TO:       Banyan Hotel Investment Fund
           BMC Santa Barbara Corp.
           BHF Merger Corp.


   I hereby resign as a Director of each of Banyan Hotel Investment Fund, a Delaware corporation; BMC Santa Barbara Corp., an Illinois corporation; and BHF Merger Corp., an Illinois corporation, effective February 15, 1995.


                                   Sincerely,



                                   /s/ Marvin A. Sotoloff
                                   Marvin A. Sotoloff


Dated:  February 15, 1995

                                                                   (6)